                                                                    Exhibit 10.2

                           SHARE CONVERSION AGREEMENT

      This SHARE CONVERSION AGREEMENT (this "Agreement") is made and entered as of this 23rd day of June, 2004, by and among (1) Brian L. Greenspun, Trustee of the Unified Credit Trust of the Declaration of Trust for the Greenspun Family, dated December 6, 1988 (the "Unified Credit Trust"), G.C. Investments, LLC (f/k/a G.C. Investments, a Limited Liability Company), a Nevada limited liability company ("G.C. Investments"), Greenspun Legacy Limited Partnership, a Nevada limited partnership ("Greenspun Legacy"), and 3G Capital, LLC, a Nevada limited liability company ("3G Capital," and collectively with the Unified Credit Trust, G.C. Investments and Greenspun Legacy, the "Greenspun Parties"), and (2) Cox Communications, Inc., a Delaware corporation ("CCI"). Each of the Greenspun Parties and CCI is sometimes referred to herein as a "Party," and all of them, together, are sometimes referred to herein as the "Parties."

                                    RECITALS

      WHEREAS, the Greenspun Parties, collectively, own 4,836,372 shares of the issued and outstanding Series A Convertible Preferred Stock of CCI, which shares are represented by the certificates listed on Schedule 3.5 attached hereto (the "Preferred Shares"); and

      WHEREAS, pursuant to Section 5 of the Certificate of Designations of Powers, Preferences and Rights of Series A Convertible Preferred Stock of Cox Communications, Inc., as filed on September 30, 1998, with the Office of the Secretary of State of the State of Delaware (the "Series A Certificate"), the Preferred Shares currently are convertible into shares of Class A Common Stock, par value $1.00 per share, of CCI ("Cox Common Stock"); and

      WHEREAS, this Agreement (1) constitutes a Conversion Election (as defined in Section 5.2 of the Series A Certificate), (2) sets forth the agreement among the Parties as to the Fair Market Value of Merger Sub (as defined in the Series A Certificate) resulting from good faith negotiations among the Parties, as contemplated by Section 8.1 of the Series A Certificate, and (3) sets forth the agreement among the Parties on all of the other terms and conditions of the conversion of the Preferred Shares under Sections 5 and 8 of the Series A Certificate; and

      WHEREAS, the Greenspun Parties desire to convert all of their Preferred Shares into 11,212,121 shares of Cox Common Stock (the "Conversion Common Shares"), upon the terms and subject to the conditions hereinafter set forth.

      NOW THEREFORE, the Parties, intending to be bound hereby, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      Section 1.1 Definitions. (a) The following terms, as used herein, have the following meanings:

      "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Affiliate" means, with respect to a Person other than a natural Person, any other Person that, either directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person and, with respect to any natural person, any of the natural Person's immediate family members or any trust benefiting such natural Person and/or any of such natural Person's immediate family members in which such natural person is the sole trustee thereof. "Immediate family member" means an individual's spouse, children (including adopted children), grandchildren, parents, grandparents and siblings.

      "Communications Act Restrictions" means the restrictions on transfer to certain non-United States Persons pursuant to the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission promulgated thereunder.

      "Control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise. "Controlling" and "Controlled" shall have the meanings correlative to the foregoing.

      "DTC" means Depository Trust Company.

      "First Offer Agreement" means that certain First Offer Agreement, dated as of October 1, 1998, by and among CCI, G.C. Investments and the Unified Credit Trust, as amended to date.

      "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect thereof or any other limitation or restriction with respect thereto, including, without limitation, in the case of any securities, any restriction on the right to vote, sell or otherwise dispose thereof.

      "Majority Greenspun Holders" means Greenspun Parties or their permitted assignees holding a majority of the Conversion Common Shares held by all of the Greenspun Parties and their permitted assignees based on the aggregate number of Conversion Common Shares held by the Greenspun Parties at the date of such determination.

      "Permitted Encumbrances" means any restrictions on transfer of capital stock imposed by applicable securities or blue sky laws, and the Communications Act of 1934, as currently in effect and the rules and regulations of the Federal Communications Commission thereunder.

      "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      (b) Each of the following terms is defined in the Section set forth opposite such term:

Terms                                      Section
-----                                      -------
3G Capital                                 Preamble
Agreement                                  Preamble
Book-Entry Notice                          Section 2.1(c)
CCI                                        Preamble
Closing                                    Section 2.1
Conversion Common Shares                   Recitals
Cox Common Stock                           Recitals
Damages                                    Section 5.2
Form 10-K                                  Section 3.7(b)
Form 10-Q                                  Section 3.7(b)
G.C. Investments                           Preamble
Greenspun Legacy                           Preamble
Greenspun Parties                          Preamble
Indemnified Party                          Section 5.3
Indemnifying Party                         Section 5.1
Notice                                     Section 6.1
Party(ies)                                 Preamble
Preferred Shares                           Recitals
Series A Certificate                       Recitals
Unified Credit Trust                       Preamble
Warranty Breach                            Section 5.2

                                   ARTICLE 2

                       CONVERSION; CLOSING; AND DELIVERIES

      Section 2.1 Conversion; and Closing. The closing (the "Closing") of the conversion of the Preferred Shares into the Conversion Common Shares shall take place at the offices of the Greenspun Corporation in Las Vegas, Nevada, on the date hereof, which shall be the Conversion Date (as defined in the Series A Certificate), and at Closing:

            (a) All of the issued and outstanding Preferred Shares shall be converted into the Conversion Common Shares.

            (b) Upon the terms and subject to the conditions of this Agreement, the Greenspun Parties agree to deliver to CCI, and CCI agrees to accept from the Greenspun Parties, the Preferred Shares. The Preferred Shares shall be delivered against delivery of the Conversion Common Shares as contemplated by Section 5.5(a) of the Series A Certificate.

            (c) Upon the terms and subject to the conditions of this Agreement, CCI shall deliver to the Greenspun Parties, and the Greenspun Parties shall accept from CCI, the Conversion Common Shares. The Conversion Common Shares shall be delivered in book-entry form through DTC to the account(s) specified in book-entry delivery instructions delivered in writing at least two
(2) business days prior to Closing ("Book-Entry Notice"). The Book-Entry Notice must include the DTC participant number of the U.S. registered broker-dealer to receive the Conversion Common Shares, the account number(s) to receive the Conversion Common Shares, the account name(s), an undertaking to instruct such broker-dealer to initiate a DWAC transfer of the Conversion Common Shares at least one (1) business day before Closing, the number of Conversion Common Shares to be issued to each Greenspun Party, the address for each Greenspun Party and the tax identification number for each Greenspun Party.

            (d) In accordance with Section 5.5(d) of the Series A Certificate, all rights with respect to the Preferred Shares shall terminate, including, without limitation, any and all liquidation rights, except for the right to receive the Conversion Common Shares, and all certificates for Preferred Shares shall be deemed to be retired and canceled.

      Section 2.2 Deliveries at Closing. At Closing, the Parties shall deliver (or cause to be delivered) the following items to each other:

            (a) As contemplated by Section 5.5(a) of the Series A Certificate, the Greenspun Parties shall deliver to CCI all certificates representing the Preferred Shares duly endorsed, with any required transfer stamps affixed thereto.

            (b) CCI shall deliver the Conversion Common Shares in accordance with the Book Entry Notice with any transfer taxes payable in connection with the issuance of the Conversion Common Shares to the Greenspun Parties duly paid by CCI to the appropriate governmental authority prior to or contemporaneously with the Closing. CCI shall receive an opinion of counsel from legal counsel to the Greenspun Parties, dated as of the date of the Closing, relating to the existence of each of the Greenspun Parties and the authority of each of the Greenspun Parties to consummate the transactions contemplated by this Agreement, in form and substance reasonably satisfactory to CCI.

            (c) The Greenspun Parties shall receive an opinion of counsel from legal counsel to CCI, dated as of the date of the Closing, relating to the existence of CCI and the authority of CCI to consummate the transactions contemplated by this Agreement, in form and substance reasonably satisfactory to the Greenspun Parties.

            (d) The parties hereto acknowledge that the First Offer Agreement shall terminate as of Closing, as provided in Section 7(i) thereof.

                                   ARTICLE 3

             REPRESENTATIONS AND WARRANTIES OF THE GREENSPUN PARTIES

      Each of the Greenspun Parties, jointly and severally, represents and warrants to CCI as of the date of the Closing as follows:

      Section 3.1 Existence and Power. Each of the Greenspun Parties is an entity duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, and each of the Greenspun Parties has all requisite power and authority to execute and deliver this Agreement and all of the other agreements, documents, instruments and certificates contemplated by, and executed and delivered by it, pursuant to this Agreement, and to perform his/its obligations hereunder. For purposes of this Agreement, each of the Greenspun Parties is located or domiciled, as the case may be, within the State of Nevada.

      Section 3.2 Authorization. The execution, delivery and performance by each of the Greenspun Parties of this Agreement and the consummation of the transactions contemplated hereby are within each of the Greenspun Parties' respective powers and have been duly authorized by all necessary action on the part of each of the Greenspun Parties. This Agreement is a valid and binding agreement of each of the Greenspun Parties, enforceable against each of the Greenspun Parties in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity, including limitations on the availability of the remedy of specific performance or injunctive relief, regardless of whether specific performance or injunctive relief is sought in a proceeding at law or in equity.

      Section 3.3 Governmental Authorization. The execution, delivery and performance by each of the Greenspun Parties of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official.

      Section 3.4 Noncontravention. The execution and delivery by each of the Greenspun Parties of, and the performance by each of the Greenspun Parties of their respective obligations under, this Agreement will not contravene any provision of applicable law or the organizational documents of any of the Greenspun Parties, or any agreement or other instrument binding upon any Greenspun Party that is material to such Greenspun Party, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any Greenspun Party, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by any Greenspun Party of its obligations under this Agreement.

      Section 3.5 Ownership of Preferred Shares. Each of the Greenspun Parties is the sole record and beneficial owner of the Preferred Shares listed on
Schedule 3.5, free and clear of any Lien (other than Permitted Encumbrances and the right of first refusal set forth in Section 4 of the First Offer Agreement), and will transfer and deliver to CCI at the Closing valid title to the Preferred Shares, free and clear of any Lien (other than Permitted Encumbrances and the right of first refusal set forth in Section 4 of the First Offer Agreement). The Greenspun Parties, collectively, hold (a) all of the Preferred Shares issued to the Greenspun Parties and their Affiliates on October 1, 1998, and (b) all of the Preferred Shares issued to the Greenspun Parties and their Affiliates in connection with the two-for-one stock split, which was effective on May 21, 1999.

      Section 3.6 Litigation. There is no action, suit, investigation or proceeding in progress or pending, or to the knowledge of any Greenspun Party, threatened that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

      Section 3.7 Investment Representations. The Conversion Common Shares are being acquired for the Greenspun Parties' own accounts and without a current view or arrangement (oral or written) with respect to any public distribution of such Conversion Common Shares that would require a registration statement. Each of the Greenspun Parties has received and reviewed a copy of CCI's Form 10-K for the fiscal year ended December 31, 2003 (the "Form 10-K"), Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") and the current report on Form 8-K dated June 4, 2004 and filed June 9, 2004. Each Greenspun Party is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the 1933 Act and has knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of any investment in CCI. Each Greenspun Party has had an adequate opportunity to ask questions and receive answers (and has asked such questions and received answers to his/its satisfaction) from the officers of CCI concerning the business, operations and financial condition of CCI and other recent developments discussed between the Parties. Each Greenspun Party can bear the economic risk of an investment in the shares of Cox Common Stock and can afford a complete loss of such investment.

                                   ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES OF CCI

      CCI represents and warrants to each of the Greenspun Parties as of the date of the Closing as follows:

      Section 4.1 Existence and Power. CCI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own and operate its properties and to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on CCI and its subsidiaries, taken as a whole. CCI has all requisite corporate power and authority to execute and deliver this Agreement and all of the other agreements, documents, instruments and certificates contemplated by, and executed and delivered by it, pursuant to this Agreement, and to perform its obligations hereunder.

      Section 4.2 Authorization. The execution, delivery and performance by CCI of this Agreement and the consummation of the transactions contemplated hereby are within CCI's corporate powers and have been duly authorized by all necessary corporate action on the part of CCI. This Agreement is a valid and binding agreement of CCI, enforceable against CCI in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity, including limitations on the availability of the remedy of specific performance or injunctive relief, regardless of whether specific performance or injunctive relief is sought in a proceeding at law or in equity.

      Section 4.3 Governmental Authorization. The execution, delivery and performance by CCI of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official. Assuming the accuracy of the representations and warranties of the Greenspun Parties contained in Section 3.7 hereof, the issuance of the Conversion Common Shares will be exempt from the registration requirements of the 1933 Act, and will be exempt from registration and qualification under the registration, permit or qualification requirements of the State of Nevada.

      Section 4.4 Share Authorization; Ownership.

            (a) The Conversion Common Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Conversion Common Shares will not be subject to any preemptive or similar rights.

            (b) CCI will transfer and deliver to the Greenspun Parties at the Closing valid title to the Conversion Common Shares free and clear of any Lien or any other limitation or restriction; provided, that no representation or warranty is made with respect to any Lien or other restriction on the Conversion Common Shares as a result of any action taken, or contract entered into, by a Greenspun Party.

            (c) There will be no notations (other than the Communications Act Restrictions) in connection with such Conversion Common Shares or in connection with the account(s) specified in the Book Entry Notice.

            (d) The Conversion Common Shares will be freely tradable, in their entirety, on and as of the date of the Closing; provided that no representation or warranty is made with respect to any restriction on the Conversion Common Shares as a result of any action of, contract by, or status of a Greenspun Party.

      Section 4.5 Noncontravention. The execution and delivery by CCI of, and the performance by CCI of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of CCI or any agreement or other instrument binding upon CCI or any of its subsidiaries that is material to CCI and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over CCI or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by CCI of its obligations under this Agreement.

      Section 4.6 Litigation. There is no action, suit, investigation or proceeding in progress or pending, or to the knowledge of CCI, threatened which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

      Section 4.7 Disclosure. The Form 10-K, at the time it was filed with the Securities and Exchange Commission, complied in all material respects with the 1934 Act and has not been amended since the filing date of the Form 10-K. The Form 10-Q, at the time it was filed with the Securities and Exchange Commission, complied in all material respects with the 1934 Act and has not been amended since the filing date of the Form 10-Q. As of the date of this Agreement, and except for recent developments discussed between the Parties, including interim financial information, to the knowledge of CCI, the Form 10-K, as supplemented by the Form 10-Q and the current report on Form 8-K dated June 4, 2004 and filed June 9, 2004, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                                   ARTICLE 5

                           SURVIVAL; INDEMNIFICATION

      Section 5.1 Survival. The covenants, agreements, representations and warranties of the Parties contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the second anniversary of the date of the Closing; provided, that the representations and warranties contained in Sections 3.2, 3.5, 3.7, 4.2, 4.4 and 4.5 shall survive in perpetuity and shall inure to the benefit of permitted transferees and assignees of the Parties who are Affiliates of the Parties. Notwithstanding the preceding sentence, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under this Agreement shall survive until the termination pursuant to the preceding sentence, if Notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the Party against whom such indemnity may be sought (the "Indemnifying Party") prior to such time.

      Section 5.2 Indemnification. (a) CCI hereby indemnifies the Greenspun Parties against, and agrees to hold each of them harmless from, any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by any Greenspun Party or any of its Affiliates arising out of any misrepresentation or breach of warranty (each such misrepresentation and breach of warranty, a "Warranty Breach") or breach of covenant or agreement made or to be performed by CCI pursuant to this Agreement.

            (b) The Greenspun Parties, severally and not jointly, hereby indemnify CCI and its Affiliates against, and agree to hold each of them harmless from, any and all Damages incurred or suffered by CCI or any of its Affiliates arising out of any Warranty Breach or breach of covenant or agreement made or to be performed by any of the Greenspun Parties pursuant to this Agreement.

      Section 5.3 Procedures. The Party seeking indemnification under Section
5.2 (the "Indemnified Party") agrees to give prompt notice to the Indemnifying Party of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under Section 5.2 and will provide the Indemnifying Party such information with respect thereto that the Indemnifying Party may reasonably request. The Indemnifying Party may at the request of the Indemnified Party participate in and control the defense of any such suit, action or proceeding at its own expense if the Indemnifying Party acknowledges its potential liability to the Indemnified Party in a written Notice.

                                   ARTICLE 6

                                 MISCELLANEOUS

      Section 6.1 Notices. All notices, requests and other communications (each a "Notice") to any Party hereunder shall be in writing, signed by the Party sending the Notice (including a facsimile transmission, and shall be given:

      if to the Greenspun Parties, to:

               The Greenspun Corporation
               901 North Green Valley Parkway, Suite 210
               Henderson, Nevada 89074
               Attention: Brian L. Greenspun
               Telephone: (702) 259-4023
               Fax: (702) 259-4146

      with a copy to:

               Brownstein Hyatt & Farber, P.C.
               410 17th Street, Suite 2200
               Denver, Colorado 80202
               Attention: Norman Brownstein, Esq.
               Telephone: (303) 233-1000
               Fax: (303) 223-1111

      if to CCI, to:

               Cox Communications, Inc.
               1400 Lake Hearn Drive
               Atlanta, Georgia 30319
               Attention: John M. Dyer
               Telephone: (404) 843-5817
               Fax: (404) 843-7683

               and

               Cox Communications, Inc.

               1400 Lake Hearn Drive
               Atlanta, Georgia 30319
               Attention: James A. Hatcher, Esq., General Counsel
               Telephone: (404) 843-5838
               Fax: (404) 843-5845
               Fax: (404) 843-5845

      with a copy to:

               Dow, Lohnes & Albertson
               1200 New Hampshire Avenue
               Washington, DC 20036
               Attention: Stuart A. Sheldon, Esq.
               Telephone: (202) 776-2000
               Fax: (202) 776-2222

      Any Notice required or permitted by this Agreement shall be deemed given upon receipt, when delivered personally or by overnight courier or by facsimile (with acknowledgement of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the Party to be notified at such Party's address as set forth above. Failure to deliver a copy of a Notice given to CCI to Dow, Lohnes & Albertson, PLLC, shall not invalidate the Notice given to CCI, and failure to deliver a copy of a Notice given to the Greenspun Parties to Brownstein Hyatt & Farber, P.C., shall not invalidate the Notice given to the Greenspun Parties.

      Section 6.2 Amendments and Waivers. (a) Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by CCI and the Majority Greenspun Holders. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by CCI (if the waiver is to be effective against CCI) and by the Majority Greenspun Holders (if the waiver is to be effective against the Greenspun Parties). Any amendment or waiver signed by the Majority Greenspun Holders shall be binding on all of the Greenspun Parties, including the Greenspun Parties that did not sign such amendment or waiver.

            (b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      Section 6.3 Expenses. Except as otherwise provided in Section 5 above, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

      Section 6.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, that no Greenspun Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of CCI, and CCI may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Majority Greenspun Holders.

      Section 6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

      Section 6.6 Counterparts; No Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the Parties hereto and their respective permitted successors and assigns.

      Section 6.7 Public Announcements. Except for any press releases and public statements the making of which may be required by applicable law or any listing agreement with any national securities exchange (it being understood by the Parties that CCI shall promptly file a current report on Form 8-K reporting conversion of the Preferred Shares), the Parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation.

      Section 6.8 Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter.

      Section 6.9 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      Section 6.10 Complete Agreement. This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection herewith, and no covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

      Section 6.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to each Party in his/its discretion.

                            [Signature page follows]

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of this 23rd day of June, 2004.

                                        BRIAN L. GREENSPUN, TRUSTEE OF
                                        THE UNIFIED CREDIT TRUST OF THE
                                        DECLARATION OF TRUST FOR THE
                                        GREENSPUN FAMILY, DATED
                                        DECEMBER 6, 1988

                                        By: /s/ Brian Les Greenspun
                                            -----------------------------------
                                        Name: Brian Les Greenspun
                                        Title: Trustee

                                        G.C. INVESTMENTS, LLC (F/K/A G.C
                                        INVESTMENTS, A LIMITED LIABILITY
                                        COMPANY)

                                        By: /s/ Brian Les Greenspun
                                            -----------------------------------
                                        Name: Brian Les Greenspun
                                        Title: Manager

                                        GREENSPUN LEGACY
                                        LIMITED PARTNERSHIP

                                        By: /s/ Brian Les Greenspun
                                            -----------------------------------
                                        Name: Brian Les Greenspun
                                        Title: Manager of G.C. Investments, LLC,
                                               General Partner of Greenspun
                                               Legacy Limited Partnership

                                        3G CAPITAL, LLC

                                        By: /s/ Brian Les Greenspun
                                            ------------------------------------
                                        Name: Brian Les Greenspun
                                        Title: Manager

                                        COX COMMUNICATIONS, INC.

                                        By: /s/ John M. Dyer
                                            ------------------------------------
                                        Name: John M. Dyer
                                        Title: Senior Vice President

                  SIGNATURE PAGE TO SHARE CONVERSION AGREEMENT

                                  SCHEDULE 3.5

                                PREFERRED SHARES

 STOCK                  NO. OF
CERT. NO.               SHARES                     ISSUED TO
 3                        38,865        Unified Credit Trust
 6                        38,865        Unified Credit Trust
 7                     1,382,290        Greenspun Legacy Limited Partnership
 8                     1,502,755        G.C. Investments, LLC
 9                       628,931        3G Capital, LLC
10                     1,244,666        G.C. Investments, LLC

                       4,836,372